UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06414

Name of Fund: BlackRock MuniYield Fund, Inc. (MYD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Annual Report

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this shareholder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous natural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earnings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in 2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month

US large cap equities (S&P 500® Index)	16.36%	17.22%

US small cap equities (Russell 2000® Index)	23.73	22.20

International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18

Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Period Ended April 30, 2011

Twelve months ago, the municipal yield curve was much flatter than it is today, as investor concerns were focused on the possibility of deflation and a double-dip in the US economy. From April through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year was 3.67%. The market took a turn in October, with yields drifting higher (and prices lower) amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance the municipal market had seen since the Fed tightening cycle of 1994. Treasury yields lost their support as concerns over the US deficit raised the question whether foreign investors would continue to purchase Treasury securities at historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

The financial media has been replete with interviews, articles and presentations depicting the stress experienced in municipal finance. This has resulted in a loss of confidence among retail investors, the traditional buyers of individual municipal bonds and mutual funds. From the middle of November through year-end, mutual funds specializing in tax-exempt bonds witnessed weekly outflows averaging over $2.5 billion. Long-term and high-yield funds saw the greatest redemptions, followed by state-specific funds at a slower, yet still significant, pace. Political uncertainty surrounding the midterm elections and the approach taken by the new Congress on issues such as income tax rates, alternative minimum tax and the previously mentioned BAB expiration exacerbated the situation. All these conditions, combined with the seasonal illiquidity surrounding year-end holidays and dealers closing their fiscal books, sapped willing market participation from the trading community. December brought declining demand for municipal securities with no comparable reduction in supply. As it became evident that the BAB program would be retired, issuers rushed deals to market in the taxable and, to a lesser degree, traditional tax-exempt space. This imbalance in the supply/demand technicals provided the classic market reaction: wider quality spreads and higher bond yields.

Demand usually is strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds, with AMG Data Services showing $19.9 billion of redemptions in the first four months of 2011. Since mid-November, outflows persisted for 24 consecutive weeks, totaling $33.4 billion. Fortunately, lower supply in 2011 is offsetting the decline in demand. According to Thomson Reuters, through April, year-to-date new issuance was down 53% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to a number of factors, including higher interest rates, fiscal policy changes and a reduced need for municipal borrowing given the acceleration of some issuance into 2010 prior to the BAB program’s expiration. Accordingly, estimates for 2011 issuance have ratcheted down more than $100 billion since the beginning of the year, when the initial consensus was $350 billion.

Overall, the municipal yield curve steepened during the period from April 30, 2010 to April 30, 2011. As measured by Thomson Municipal Market Data, 30-year yields on AAA-rated municipals rose 53 basis points (“bps”) to 4.58%, while yields for 5-year maturities rallied by 22 bps to 1.50%, and 10-year maturities rallied by 9 bps to 2.85%.With the exception of the 2- to 5-year range, the spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 75 bps, while overall the slope between 2- and 30-year maturities increased by 66 bps to 402 bps.

The fundamental picture for municipalities will be subject to scrutiny for months to come, as the challenges to state and local budgets are real and need to be addressed with significant cuts to expenses and tax revenue increases. The debates around austerity measures needed to succeed in balancing these budgets are not over whether action needs to be taken, but over the magnitude, approach and political will to accomplish these needs. The heightened attention on municipal finance has the potential to improve this market for the future, especially if these efforts result in greater means toward disclosure and accuracy (and timeliness) of reporting. Progress toward these fundamental changes may be tested in the near future, as California, Illinois and Puerto Rico will soon need to take austerity measures and access financing in the municipal market to address immediate-term fiscal imbalances before their new fiscal year begins in July. As the economy improves, tax receipts for states are rising and have begun to exceed budget projections. BlackRock maintains a constructive view of the municipal market as we look beyond the interim challenges faced by states working to close their June 30 year-end shortfalls.

4	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned 3.27% based on market price and 1.07% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Security selection and sector allocation among corporates, housing and transportation as well as tax-backed issues in the Great Lakes region drove the Fund’s positive performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, the Fund’s high exposure to the health care sector and low exposure to tax-backed issues in the Far West region had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2011 ($13.17)[1]	7.52%
Tax Equivalent Yield[2]	11.57%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Leverage as of April 30, 2011[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$13.17	$13.70	(3.87)%	$15.19	$12.05
Net Asset Value	$13.05	$13.87	(5.91)%	$14.63	$12.24

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

Health	23%	22%
Transportation	15	12
Corporate	15	16
State	13	14
Utilities	10	8
County/City/Special District/School District	9	9
Education	9	9
Housing	5	6
Tobacco	1	4

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	13%	19%
AA/Aa	36	31
A	22	22
BBB/Baa	12	10
BB/Ba	2	2
B	3	3
CCC/Caa	2	3
CC/Ca	1	—
Not Rated[6]	9	10

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $3,786,237 representing 0% and $6,821,060 representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	5

Fund Summary as of April 30, 2011	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the 12 months ended April 30, 2011, the Fund returned (3.06)% based on market price and 0.10% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 0.17% based on market price and 0.85% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its shorter duration holdings (those with lower sensitivity to interest rate movements) such as advanced refunded bonds and higher coupon bonds pricing to shorter call dates. Shorter duration securities performed well during the period as the shorter end of the yield curve rallied while long-term rates rose. The Fund also benefited from its exposure to the housing and corporate sectors, which performed well during the period. Detracting from performance was the Fund’s exposure to the long end of the yield curve, where interest rates rose sharply. Exposure to lower quality spread sectors also had a negative impact as credit spreads generally widened over the period. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2011 ($13.15)[1]	7.03%
Tax Equivalent Yield[2]	10.82%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Leverage as of April 30, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$13.15	$14.48	(9.19)%	$15.66	$11.87
Net Asset Value	$13.72	$14.63	(6.22)%	$15.31	$12.70

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

County/City/Special District/School District	25%	24%
Transportation	22	25
Utilities	17	16
State	15	14
Health	9	9
Education	4	3
Corporate	3	3
Housing	3	2
Tobacco	2	4

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	12%	39%
AA/Aa	59	31
A	23	24
BBB/Baa	6	5
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2010, the market value of these securities was $7,592,058, representing 1% of the Fund’s long-term investments.

6	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the 12 months ended April 30, 2011, the Fund returned (1.07)% based on market price and (0.36)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 0.17% based on market price and 0.85% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its shorter duration holdings (those with lower sensitivity to interest rate movements) such as advanced refunded bonds and higher coupon bonds pricing to shorter call dates. Shorter duration securities performed well during the period as the shorter end of the yield curve rallied while long-term rates rose. The Fund also benefited from its exposure to the housing and corporate sectors, which performed well during the period. Detracting from performance was the Fund’s exposure to the long end of the yield curve, where interest rates rose sharply. Exposure to lower quality spread sectors also had a negative impact as credit spreads generally widened over the period. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2011 ($11.59)[1]	7.04%
Tax Equivalent Yield[2]	10.83%
Current Monthly Distribution per Common Share[3]	$0.068
Current Annualized Distribution per Common Share[3]	$0.816
Leverage as of April 30, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$11.59	$12.52	(7.43)%	$13.62	$10.25
Net Asset Value	$11.85	$12.71	(6.77)%	$13.32	$10.94

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

County/City/Special District/School District	29%	26%
Transportation	22	26
State	17	15
Utilities	13	11
Health	8	9
Housing	7	8
Education	3	3
Corporate	1	2

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	9%	48%
AA/Aa	68	30
A	19	18
BBB/Baa	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	APRIL 30, 2011	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue preferred shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2011, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

MYD	39%
MQY	40%
MQT	40%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument. The Funds’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders, or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.8%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$4,610,340

Arizona — 10.3%
Arizona State Transportation Board, RB, Sub-Series A:
5.00%, 7/01/22	7,030	7,533,489
5.00%, 7/01/23	5,240	5,579,342
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,174,667
Maricopa County IDA Arizona, Refunding RB,
Series A-1 (Ginnie Mae):
6.00%, 10/20/31	1,230	1,269,262
6.05%, 10/20/36	1,230	1,239,410
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,591,640
6.30%, 4/01/23	5,090	4,220,475
Pima County IDA, IDRB, Tucson Electric Power, Series A, 6.38%, 9/01/29	3,000	3,005,340
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	2,240	2,233,258
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	735	664,308
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,975	4,008,390
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	6,344,137
5.00%, 12/01/37	14,190	11,760,530
Vistancia Community Facilities District Arizona, GO:
5.50%, 7/15/20	3,000	3,144,180
5.75%, 7/15/24	2,125	2,201,797
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	3,900	3,765,060

		61,735,285

Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	3,385	3,110,950

Municipal Bonds	Par (000)	Value

California — 12.7%
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,155	$3,183,048
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,138,614
Sutter Health, Series B, 6.00%, 8/15/42	6,465	6,556,221
California State Public Works Board, RB, Various
Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,463,920
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	4,375	3,955,963
Golden State Tobacco Securitization Corp. California, Refunding RB, Asset-Backed, Senior Series A-1, 5.13%, 6/01/47	2,090	1,269,257
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,605	1,597,954
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,970	11,474,681
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,075	18,846,481
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	9,802
Various Purpose, 5.25%, 11/01/25	1,350	1,368,941
Various Purpose, 6.00%, 3/01/33	5,085	5,433,068
Various Purpose, 6.50%, 4/01/33	14,075	15,460,684

		75,758,634

Colorado — 3.6%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	3,990	4,364,302
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	4,435	4,051,106
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	130	138,336

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
SO	Special Obligation

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds:
Public Improvement Fee, Tax Increment, 8.00%, 12/01/25	$6,850	$6,717,932
Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	1,885	1,689,017
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,346,210
5.38%, 6/01/32	1,250	1,302,762
5.38%, 6/01/38	830	850,459

		21,460,124

Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	2,650,558
Wesleyan University, 5.00%, 7/01/35	2,225	2,259,198
Wesleyan University, 5.00%, 7/01/39	5,000	5,043,600

		9,953,356

Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,305	2,248,920
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	7,105,825

		9,354,745

District of Columbia — 1.8%
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC), 7.00%, 10/01/31 (a)	9,500	2,532,320
CAB, 2nd Senior Lien, Series B (AGC), 7.03%, 10/01/32 (a)	15,000	3,732,300
CAB, 2nd Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	13,410	3,113,266
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,438,455

		10,816,341

Florida — 8.6%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	3,435	3,448,980
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,155	2,182,649
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,450	11,217,336
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	7,138,440
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,253,325
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	11,500	10,068,365
Series B, 7.13%, 4/01/30	5,000	4,377,550
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,615	4,595,709

Municipal Bonds	Par (000)	Value

Florida (concluded)
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	$5,170	$4,752,833
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	4,620	1,666,526

		51,701,713

Georgia — 1.9%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,643,849
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	6,944,514
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,960	2,983,325

		11,571,688

Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,270	1,270,800
6.75%, 11/15/29	1,815	1,809,791
7.00%, 11/15/39	1,200	1,226,208

		4,306,799

Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	2,760	2,783,791

Idaho — 1.7%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,014,300

Illinois — 6.6%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	791,200
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41 (d)	11,920	12,702,429
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	3,130	3,143,709
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,235	3,074,544
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	875	667,144
Metropolitan Pier & Exposition Authority, Refunding RB (AGM), McCormick Place Expansion Project:
CAB, Series B, 6.25%, 6/15/46 (a)	11,405	1,055,989
CAB, Series B, 6.25%, 6/15/47 (a)	27,225	2,339,444
Series B, 5.00%, 6/15/50	6,405	5,588,939
Series B-2, 5.00%, 6/15/50	5,085	4,334,403
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	2,634,122
6.00%, 6/01/28	2,335	2,245,663
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,233,486

		39,811,072

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 1.8%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	$1,690	$1,558,941
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	6,687,262
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,286,196

		10,532,399

Kansas — 1.4%
City of Lenexa Kansas, RB, Lakeview Village Inc., Series C, 6.88%, 5/15/12 (e)	1,250	1,347,150
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	3,970	4,096,881
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,216,772

		8,660,803

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Refunding RB, Series A:
Norton, 6.63%, 10/01/28	650	653,023
Owensboro Medical Health System, 6.38%, 6/01/40	2,040	1,935,511

		2,588,534

Louisiana — 4.1%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,628,258
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,168,300
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,189,490
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	12,612,860

		24,598,908

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,002,751

Maryland — 1.2%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,264,845
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 4.65%, 9/01/32	115	104,414
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	804,936
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,617,043
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	463,540
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	3,000	2,999,490

		7,254,268

Municipal Bonds	Par (000)	Value

Massachusetts — 1.6%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	$3,250	$3,640,780
Massachusetts Development Finance Agency, RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	2,670,430
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,405,256

		9,716,466

Michigan — 3.3%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,835	2,140,840
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	2,660,113
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	5,666,778
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,239,440
8.25%, 9/01/39	6,365	7,216,446

		19,923,617

Minnesota — 0.6%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (Ginnie Mae):
6.00%, 8/20/21	420	442,726
6.20%, 2/20/43	2,000	2,103,400
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (f)	865	866,125

		3,412,251

Mississippi — 0.1%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	285,348

Montana — 0.4%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	2,605	2,376,958

New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	3,090	3,134,558

New Jersey — 7.5%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	9,715	9,035,241
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	3,905	3,692,998
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	11,000	10,026,390
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	630,913
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	189,235
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	2,517,060
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	16,650	16,609,374

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association (b)(c):
6.00%, 7/01/13	$1,335	$13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (a)	13,110	2,418,664

		45,119,906

New York — 5.2%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,100	1,983,723
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	4,910	4,909,853
Transportation, Series D, 5.25%, 11/15/40	2,465	2,414,196
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,254,363
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,482,331
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	2,625	2,533,440
6.00%, 12/01/42	2,555	2,441,558
Triborough Bridge & Tunnel Authority, RB, Subordinate Bonds, 5.25%, 11/15/30	10,000	10,132,600
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,253,246

		31,405,310

North Carolina — 1.4%
North Carolina HFA, RB:
Home Ownership, Series 8A, AMT, 6.20%, 7/01/16	90	90,140
S/F, Series II (FHA), 6.20%, 3/01/16	465	466,125
North Carolina Medical Care Commission, RB:
Duke University Health System, Series A, 5.00%, 6/01/42	2,805	2,669,126
First Mortgage, Arbor Acres Community Project, 6.38%, 3/01/12 (e)	1,000	1,057,550
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	4,287,100

		8,570,041

Ohio — 1.1%
County of Lucas Ohio, Refunding RB, Sunset Retirement, Series A, 6.63%, 8/15/30	2,175	2,175,674
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	2,634,498
Toledo-Lucas County Port Authority, RB, St. Mary Woods Project, Series A:
6.00%, 5/15/24	750	423,750
6.00%, 5/15/34	2,250	1,271,250

		6,505,172

Municipal Bonds	Par (000)	Value

Pennsylvania — 4.7%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$5,490	$4,080,223
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	2,265	2,121,308
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	3,805	3,741,456
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	5,270	4,357,605
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	12,905	12,356,667
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,607

		27,922,866

Puerto Rico — 3.6%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	6,000	5,871,720
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	10,558,196
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 6.58%, 8/01/38	23,695	3,642,395
Series A (AMBAC), 6.46%, 8/01/47	14,900	1,277,675

		21,349,986

Rhode Island — 1.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,392,763
City of Woonsocket Rhode Island, GO (NPFGC):
6.00%, 10/01/17	1,200	1,209,828
6.00%, 10/01/18	1,195	1,203,975

		5,806,566

South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	6,605,890

Tennessee — 0.5%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	3,235	3,098,904

Texas — 14.2%
Alliance Airport Authority Texas, Refunding RB, American Airlines Inc. Project, AMT, 5.75%, 12/01/29	3,500	2,443,245
Bexar County Housing Finance Corp., RB, Waters at Northern Hills Apartments, Series A (NPFGC):
6.00%, 8/01/31	805	702,749
6.05%, 8/01/36	1,000	856,630
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (f)	4,580	4,485,469
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	3,060	3,171,568

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	$3,100	$3,140,021
Special Facilities, Continental Airlines, Series E, AMT, 7.38%, 7/01/22	3,500	3,512,845
Special Facilities, Continental Airlines, Series E, AMT, 7.00%, 7/01/29	3,000	2,968,620
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, American Airlines Inc. Project, AMT, 5.50%, 11/01/30	12,500	8,418,000
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (f)	3,900	3,922,503
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,580	1,447,154
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	2,360	2,319,715
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,490,510
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	4,110	672,190
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	12,140	12,402,710
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	6,274,235
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	8,730	8,894,822
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	7,820	8,022,538
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	1,000	821,680
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	6,500	6,092,905

		85,060,109

U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,250	5,814,187

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,310	6,773,300

Virginia — 1.4%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,298,535
5.50%, 9/01/34	2,000	1,625,880
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	4,550	4,551,592
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	957,540

		8,433,547

Municipal Bonds	Par (000)	Value

Washington — 1.0%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	$945	$849,224
6.20%, 9/01/32	1,250	1,026,813
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	4,045	4,194,018

		6,070,055

Wisconsin — 4.5%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	545	501,433
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	15,370,498
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	4,675,478
Wisconsin Health & Educational Facilities Authority, Refunding RB, Franciscan Sisters Healthcare, 5.00%, 9/01/26	6,870	6,227,174

		26,774,583

Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	6,457,048
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	576,811

		7,033,859

Total Municipal Bonds — 119.4%		714,820,280

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,373,225

California — 3.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	6,795,021
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	5,310	5,447,529
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	4,613,544
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,189,537

		19,045,631

Colorado — 2.6%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	7,490	7,018,055
Series C-7, 5.00%, 9/01/36	4,800	4,517,328
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	4,299	4,304,104

		15,839,487

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$9,130	$9,363,454
Series X-3, 4.85%, 7/01/37	9,270	9,320,429

		18,683,883

Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,448,291

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	4,048	4,193,491

New York — 3.4%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	3,194	3,329,869
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,724	16,746,001

		20,075,870

North Carolina — 3.7%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,039,435
Wake Forest University, 5.00%, 1/01/38	3,120	3,151,481

		22,190,916

Ohio — 4.6%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,900	27,662,571

South Carolina — 2.9%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	7,795	7,956,902
5.25%, 12/01/29	6,920	7,038,055
5.25%, 12/01/30	2,510	2,542,505

		17,537,462

Tennessee — 1.9%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,341,160

Virginia — 9.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	6,289,631
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,620	10,867,659
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	30,930	30,943,609
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	5,892,556

		53,993,455

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$5,384	$5,482,623

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	11,458	10,487,373

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.6%		237,355,438

Total Long-Term Investments (Cost — $976,296,877) — 159.0%		952,175,718

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (h)(i)	16,277,332	16,277,332

	Par (000)

Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$6,640	6,681,633

Total Short-Term Securities (Cost — $22,917,332) — 3.8%		22,958,965

Total Investments (Cost — $999,214,209*) — 162.8%		975,134,683
Other Assets Less Liabilities — 0.1%		521,534
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (20.9)%		(125,194,206)
Preferred Shares, at Redemption Value — (42.0)%		(251,485,694)

Net Assets Applicable to Common Shares — 100.0%		$598,976,317

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$872,686,486

Gross unrealized appreciation	$16,794,237
Gross unrealized depreciation	(39,443,353)

Net unrealized depreciation	$(22,649,116)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$12,702,429	$128,259

(e)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Variable rate security. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	2,366,896	13,910,436	16,277,332	$15,317

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

439	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$52,027,525	$(1,153,209)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$952,175,718	—	$952,175,718
Short-Term Securities	$16,277,332	6,681,633	—	22,958,965

Total	$16,277,332	$958,857,351	—	$975,134,683

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,153,209)	—	—	$(1,153,209)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	15

Schedule of Investments April 30, 2011	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.3%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,415,480
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,188,911

		9,604,391

Alaska — 1.3%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	603,258
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	4,786,036

		5,389,294

Arizona — 0.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	1,876,603
5.25%, 10/01/28	800	821,320

		2,697,923

California — 18.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.52%, 10/01/25 (a)	4,150	3,262,771
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	3,250	521,203
4.87%, 8/01/38	7,405	1,073,947
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	724,842
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,535,970
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	2,130	1,947,502
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.09%, 5/01/34 (a)	5,000	2,960,500
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	1,200	1,213,572
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	5,100	4,874,376
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.53%, 8/01/13 (a)	2,800	2,324,252
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,265,927
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	1,230	1,188,586
Grossmont-Cuyamaca Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGC), 5.80%, 8/01/30 (b)	10,030	2,798,671
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.43%, 8/01/34 (a)	4,125	2,022,570
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	2,500	2,525,350
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	3,210	2,773,600

Municipal Bonds	Par (000)	Value

California (concluded)
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	$4,000	$4,062,720
5.00%, 10/01/36	2,275	2,281,598
Mount Diablo Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/27	1,750	1,753,798
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,584,070
5.00%, 2/01/31	1,200	1,224,552
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,405	2,348,819
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	2,000	1,617,420
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	2,500	2,503,550
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 6.52%, 8/01/34 (a)	10,000	5,982,200
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	2,934,750
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.85%, 7/01/38 (b)	2,200	348,260
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	949,158
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	2,853,871
San Mateo County Community College District, GO, Election of 2001, Series A (NPFGC), 5.00%, 9/01/26	2,725	2,762,796
State of California, GO:
5.13%, 6/01/27	30	30,005
5.50%, 4/01/28	5	5,033
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	3,150	3,149,748
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	15,000	2,528,100

		78,934,087

Colorado — 1.5%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,600	1,464,720
5.50%, 12/01/33	900	784,539
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.57%, 9/01/29 (b)	9,000	2,150,640
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,885	1,912,653

		6,312,552

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida — 9.3%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	$2,700	$2,671,893
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,050	3,877,065
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,667,323
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,000	3,881,760
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	8,200	7,144,004
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	2,200	2,168,122
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	2,545	2,603,306
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,278,437
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,577,761
(NPFGC), 5.00%, 8/01/31	5,000	4,943,150
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	374,704
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	2,700	2,810,592

		38,998,117

Georgia — 0.9%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	2,820	2,835,651
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,125	1,081,721

		3,917,372

Illinois — 22.0%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,016,280
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	750	746,640
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	3,400	3,485,850
(AGM), 5.75%, 1/01/24	4,000	4,103,000
(Syncora), 6.00%, 1/01/29	3,300	3,338,544
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.90%, 1/01/31 (b)	13,000	3,475,290
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	3,812,920
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,749,161

Municipal Bonds	Par (000)	Value

Illinois (concluded)
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC):
5.75%, 1/01/21	$13,665	$13,744,257
5.38%, 1/01/32	10,000	9,231,000
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	5,080	5,469,026
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	28,525	28,356,132
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.82%, 6/15/30 (b)	15,000	4,537,200
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,750	671,317
6.25%, 6/15/44	4,625	493,534
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	865,566
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,318,080
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,700	1,644,648

		92,058,445

Indiana — 3.9%
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	2,750	2,587,062
Series B, 5.75%, 1/01/34	550	555,638
Indianapolis Local Public Improvement Bond Bank, Refunding RB:
Airport Authority Project, Series B, AMT (NPFGC), 5.25%, 1/01/28	2,370	2,298,142
Airport Authority Project, Series B, AMT (NPFGC), 5.25%, 1/01/30	5,055	4,784,103
Waterworks Project, Series A, 5.75%, 1/01/38	1,300	1,323,257
Waterworks Project, Series A (AGC), 5.25%, 1/01/29	2,350	2,438,430
Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,450	2,489,616

		16,476,248

Iowa — 1.9%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	7,742,350

Louisiana — 0.5%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	1,943,964

Massachusetts — 2.9%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	3,945,960
S/F Housing, Series 128, 4.80%, 12/01/27	2,200	2,075,788
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	2,794,110
5.35%, 12/01/42	1,525	1,393,240
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,831,770

		12,040,868

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 8.7%
City of Detroit Michigan, RB, System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	$3,150	$2,803,059
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	8,485,007
Series D (NPFGC), 5.00%, 7/01/28	6,000	5,439,540
Series D (NPFGC), 5.00%, 7/01/33	1,000	886,010
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	575	535,630
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	2,140	2,150,999
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,455	1,400,976
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	5,800	5,456,698
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,700	1,628,260
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	3,979,533
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/26	3,350	3,501,018

		36,266,730

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	2,876,796

Nevada — 8.4%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	4,100	3,537,972
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,221,323
County of Clark Nevada, RB (NPFGC):
Southwest Gas Corp. Project, Series D, AMT, 5.25%, 3/01/38	10,400	9,195,264
Subordinate Lien, Series A-2, 5.00%, 7/01/30	2,000	1,895,900
Subordinate Lien, Series A-2, 5.00%, 7/01/36	19,100	17,299,252
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	2,050	2,127,839

		35,277,550

New Jersey — 7.5%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	710	645,284
Cigarette Tax (Radian), 5.50%, 6/15/31	1,285	1,122,229
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	20,065	20,092,489
School Facilities Construction, Series O, 5.13%, 3/01/30	7,500	7,477,050
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,171,720

		31,508,772

Municipal Bonds	Par (000)	Value

New York — 0.5%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	$2,000	$2,160,040

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,300	1,860,424

Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	756,451
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,400	1,316,700

		2,073,151

Pennsylvania — 0.7%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	2,000	1,944,780
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	832,815

		2,777,595

Puerto Rico — 2.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	4,700	4,871,644
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.73%, 8/01/41 (b)	28,000	3,740,800
First Sub-Series C, 6.00%, 8/01/39	1,050	1,052,835

		9,665,279

South Carolina — 0.7%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39 (d)	320	324,742
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,466,700

		2,791,442

Texas — 12.1%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,227,320
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,121,690
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,535,700
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	1,835	1,873,315
5.88%, 11/01/18	2,145	2,189,788
5.88%, 11/01/19	2,385	2,415,695
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	4,150	2,169,744
Lone Star College System, GO, 5.00%, 8/15/33	4,800	4,950,528
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,367,390
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	3,380	3,568,672
System (NPFGC), 5.75%, 1/01/40	12,300	11,945,883
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,006,104
5.00%, 8/15/42	6,045	5,168,294

		50,540,123

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Utah — 4.1%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals Inc. (NPFGC), 6.30%, 2/15/15 (e)	$15,000	$16,923,900

Vermont — 0.00%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (f)	75	75,571

Virginia — 1.7%
Roanoke Economic Development Authority, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	5,250	4,973,587
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	2,125	2,125,744

		7,099,331

Washington — 0.5%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,525	1,354,063
5.25%, 10/01/39	850	784,116

		2,138,179

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	1,740,369

Total Municipal Bonds — 115.2%		481,890,863

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

California — 11.3%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	1,244	1,241,138
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	6,671,980
Golden State Tobacco Securitization Corp., RB, Enhanced Asset-Backed, Series B (CIFG), 5.63%, 6/01/13 (c)	10,000	10,993,700
Los Angeles Community College District California, GO, Series A:
Election of 2001 (NPFGC), 5.00%, 8/01/32	6,120	6,056,352
Election of 2008, 6.00%, 8/01/33	2,639	2,848,590
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,749	2,758,459
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	516,974
San Diego County Water Authority, COP, Refunding:
Series 2002-A (NPFGC), 5.00%, 5/01/32	9,003	9,013,316
Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,176,049
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,950	1,953,998

		47,230,556

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	$1,220	$1,221,164

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,320	1,435,658

Florida — 9.9%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	6,000	5,828,400
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	8,470,125
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	6,499,836
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,399	2,420,196
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,532,698
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	11,485,633
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	1,990,060

		41,226,948

Georgia — 3.5%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/34	5,000	5,057,450
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	10,000	9,753,800

		14,811,250

Hawaii — 1.5%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	6,000	6,050,340

Illinois — 3.9%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	14,429	14,481,987
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,021,733

		16,503,720

Massachusetts — 4.0%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	16,500	16,901,517

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	5,007	5,287,534
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,617,544

		7,905,078

New Hampshire — 2.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock Obligation (AGM), 5.50%, 8/01/27	10,000	10,226,200

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

New York — 5.6%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	$2,007	$2,162,501
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,765,067
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,668,631
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	14,200	14,283,922
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,500	1,534,635

		23,414,756

North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,369	2,241,157

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	775,936

South Carolina — 1.2%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,695	4,921,956

Texas — 2.7%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,159,305
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	4,911,263

		11,070,568

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	451,409

Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,550,412

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.9%		208,938,625

Total Long-Term Investments (Cost — $706,155,471) — 165.1%		690,829,488

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (h)(i)	4,098,484	4,098,484

Total Short-Term Securities (Cost — $4,098,484) — 1.0%		4,098,484

Total Investments (Cost — $710,253,955*) — 166.1%		694,927,972
Other Assets Less Liabilities — 1.8%		7,754,791
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (25.7)%		(107,688,619)
Preferred Shares, at Redemption Value — (42.2)%		(176,648,151)

Net Assets Applicable to Common Shares — 100.0%		$418,345,993

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$602,790,710

Gross unrealized appreciation	$10,647,665
Gross unrealized depreciation	(26,100,189)

Net unrealized depreciation	$(15,452,524)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America Merrill Lynch	$324,742	$9,866

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	Variable rate security. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	8,066,496	(3,968,012)	4,098,484	$12,694

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

235	10-Year U.S.	Chicago Board	June 2011	$27,850,725	$(617,321)
	Treasury Note	of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$690,829,488	—	$690,829,488
Short-Term Securities	$4,098,484	—	—	4,098,484

Total	$4,098,484	$690,829,488	—	$694,927,972

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(617,321)	—	—	$(617,321)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	21

Schedule of Investments April 30, 2011	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.9%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$679,842
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,610,320

		2,290,162

Arizona — 1.2%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,300	2,333,074
5.00%, 10/01/29	925	928,746

		3,261,820

California — 16.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.44%, 10/01/25 (a)	7,150	5,621,401
Antelope Valley Community College District, GO, Election of 2004, Series B (NPFGC), 5.25%, 8/01/39	550	536,976
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	2,100	336,777
4.87%, 8/01/38	4,800	696,144
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	467,640
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,023,980
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.53%, 8/01/13 (a)	1,800	1,494,162
East Side Union High School District, GO, CAB (AGM), 4.92%, 8/01/29 (b)	15,000	4,273,200
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,102,080
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,770	2,899,165
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	800	773,064
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,182,752
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,600	2,640,768
5.00%, 10/01/36	1,475	1,479,277
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 5.08%, 8/01/28 (b)	11,975	3,815,115
Palm Springs Financing Authority, Refunding RB, Convention Center Project, Series A (NPFGC), 5.50%, 11/01/29	2,900	2,908,178
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,000	1,953,280
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	1,250	1,010,888
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	1,600	1,602,272

Municipal Bonds	Par (000)	Value

California (concluded)
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	$2,015	$1,971,174
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.85%, 7/01/38 (b)	1,400	221,620
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	606,407
State of California, GO, 5.13%, 6/01/27	20	20,003
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	2,025	2,024,838
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	2,000	337,080

		44,998,241

Colorado — 1.0%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	200	183,090
5.50%, 12/01/33	675	588,404
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.63%, 9/01/32 (b)	5,500	1,022,945
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,000	1,014,670

		2,809,109

Florida — 19.6%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,381,842
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,600	2,488,980
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	1,000	1,011,270
Water & Sewer System (AGM), 5.00%, 10/01/39	6,900	6,696,036
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	12,550	10,933,811
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	1,575	1,552,178
Highlands County Health Facilities Authority, RB:
Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	562,513
Adventist, Series C, 5.25%, 11/15/36 (c)	4,525	4,241,101
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,141,027
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	5,000	4,829,550
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	725	728,371
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,400	3,426,588
(NPFGC), 5.00%, 8/01/31	9,000	8,897,670
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	249,803
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,873,728

		52,014,468

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value

Georgia — 1.0%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	$1,880		$1,890,434
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	730		701,917

			2,592,351

Illinois — 21.5%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500		2,520,350
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	500		497,760
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,200		5,331,300
(Syncora), 6.00%, 1/01/29	2,200		2,225,696
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.90%, 1/01/31 (b)	8,370		2,237,552
City of Chicago Illinois, GO, Refunding, Series A (AGM), 5.00%, 1/01/25	5,000		4,975,200
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000		3,812,920
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.50%, 1/01/22	5,000		5,017,900
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (d)	2,460		2,648,387
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070		1,967,328
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	19,675		19,558,524
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 6.00%, 12/15/36 (b)	10,000		1,810,900
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,125		431,561
6.25%, 6/15/44	2,980		317,996
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575		553,000
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000		2,073,800
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,125		1,088,370

			57,068,544

Indiana — 1.5%
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350		353,587
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000		2,035,780
(AGC), 5.50%, 1/01/38	1,575		1,600,468

			3,989,835

Iowa — 1.9%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925		4,952,088

Municipal Bonds	Par (000)		Value

Kentucky — 0.8%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	$2,000		$2,066,720

Louisiana — 0.9%
Jefferson Parish Home Mortgage Authority, RB, Series B-1, AMT (NPFGC), 6.65%, 12/01/33	1,125		1,201,286
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150		1,241,977

			2,443,263

Massachusetts — 9.2%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series F, 5.25%, 1/01/46	15,550		14,742,799
S/F Housing, Series 128, 4.80%, 12/01/27	1,500		1,415,310
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000		4,656,850
5.35%, 12/01/42	975		890,760
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700		2,747,655

			24,453,374

Michigan — 8.4%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	350		372,505
Second Lien, Series B (AGM), 7.00%, 7/01/36	200		224,126
System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	5,500		5,484,655
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	3,000		2,669,580
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200		2,249,038
Series D (NPFGC), 5.00%, 7/01/28	4,000		3,626,360
Series D (NPFGC), 5.00%, 7/01/33	1,000		886,010
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	375		349,324
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,000		1,005,140
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	900		866,583
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	3,900		3,669,159
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,000		957,800

			22,360,280

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800		1,917,864
Dakota County Community Development Agency, RB, Mortgage-Backed Securities Program, Series B, AMT (Ginnie Mae), 5.15%, 12/01/38	—	(e)	4

			1,917,868

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Nevada — 4.0%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	$2,800	$2,416,176
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700	1,595,467
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500	1,421,925
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,445,444
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,275	1,272,221
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	1,350	1,401,259

		10,552,492

New Jersey — 7.3%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	870	790,700
Cigarette Tax (Radian), 5.50%, 6/15/31	85	74,233
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,200	8,146,290
New Jersey EDA, RB:
School Facilities Construction, Series O, 5.13%, 3/01/28	2,750	2,759,790
School Facilities Construction, Series P, 5.13%, 9/01/28	4,000	4,015,920
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	2,000	2,139,480
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,520,204

		19,446,617

New York — 1.2%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,154,488

North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,020	1,633,938

Ohio — 2.9%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	479,955
New Albany Plain Local School District, GO, Refunding:
(FGIC), 6.00%, 6/01/11 (d)	5,120	5,146,112
(NPFGC), 6.00%, 12/01/20	1,170	1,175,288
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	900	846,450

		7,647,805

Pennsylvania — 1.7%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,340	1,303,003
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series E, 6.48%, 12/01/38 (a)	2,100	1,450,176
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	537,300
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,343,459

		4,633,938

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	$3,000	$3,109,560
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.74%, 8/01/41 (b)	10,000	1,336,000
First Sub-Series C, 6.00%, 8/01/39	725	726,957

		5,172,517

South Carolina — 1.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39 (f)	200	202,964
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,374,446

		3,577,410

Texas — 9.5%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	4,794,600
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	3,915	2,046,879
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,094,080
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,096,205
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,437,502
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415	2,549,805
System (NPFGC), 5.75%, 1/01/40	3,600	3,496,356
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800	4,670,736

		25,186,163

Virginia — 0.5%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,225	1,225,429

Vermont — 0.8%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (c)	2,155	2,171,400

Washington — 1.3%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,000	887,910
5.25%, 10/01/39	550	507,370
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,000	1,989,480

		3,384,760

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,128,888

Total Municipal Bonds — 118.9%		316,133,968

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	$1,000	$1,018,740

California — 6.4%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	3,808	3,798,183
Los Angeles Community College District California, GO, Series A:
Election of 2001 (NPFGC), 5.00%, 8/01/32	4,330	4,284,968
Election of 2008, 6.00%, 8/01/33	1,699	1,834,319
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,300	2,307,075
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	364,923
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,033,545
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,320	1,322,706

		16,945,719

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	780	780,745

District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	855	929,915
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,580	1,729,379

		2,659,294

Florida — 4.3%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	4,000	3,885,600
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,333,224
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,189	1,200,014
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,028,411

		11,447,249

Georgia — 7.4%
City of Atlanta Georgia, RB, General (AGM):
Series B, 5.25%, 1/01/33	4,999	5,002,830
Subordinate Lien, Series C, 5.00%, 1/01/33	15,000	14,630,700

		19,633,530

Hawaii — 1.9%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	5,000	5,041,950

Illinois — 8.0%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,549	2,558,592
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,538,033
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	3,500	3,499,790
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	11,570,182

		21,166,597

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Louisiana — 1.7%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/36	$4,600	$4,600,000

Massachusetts — 2.8%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	7,195	7,369,989

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,298	3,482,807
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,696,556

		5,179,363

New York — 2.3%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,126,302
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,085,420
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	2,700	2,715,957
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,200	1,227,708

		6,155,387

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	497,395

South Carolina — 2.7%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	2,725	2,781,598
5.25%, 12/01/29	2,425	2,466,370
5.25%, 12/01/30	880	891,396
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,125	1,179,383

		7,318,747

Texas — 4.3%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	1,983,505
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,428,237
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	3,965,720

		11,377,462

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	300,939

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,250	1,143,911

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.1%		122,637,017

Total Long-Term Investments (Cost — $452,888,368) — 165.0%		438,770,985

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	25

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.23% (h)(i)	3,066,084	$3,066,084

Total Short-Term Securities (Cost — $3,066,084) — 1.2%		3,066,084

Total Investments (Cost — $455,954,452*) — 166.2%		441,837,069
Other Assets Less Liabilities — 1.9%		5,057,177
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (24.2)%		(64,383,547)
Preferred Shares, at Redemption Value — (43.9)%		(116,592,512)

Net Assets Applicable to Common Shares — 100.0%		$265,918,187

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$392,453,749

Gross unrealized appreciation	$4,758,996
Gross unrealized depreciation	(19,704,699)

Net unrealized depreciation	$(14,945,703)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Amount is less than $1,000.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America Merrill Lynch	$202,964	$6,166

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	6,152,712	(3,086,628)	3,066,084	$8,268

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

150	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$17,777,059	$(394,035)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$438,770,985	—	$438,770,985
Short-Term Securities	$3,066,084	—	—	3,066,084

Total	$3,066,084	$438,770,985	—	$441,837,069

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(394,035)	—	—	$(394,035)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2011

Statements of Assets and Liabilities

April 30, 2011	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets

Investments at value — unaffiliated[1]	$958,857,351	$690,829,488	$438,770,985
Investments at value — affiliated[2]	16,277,332	4,098,484	3,066,084
Cash pledged as collateral for financial futures contracts	845,000	455,000	290,000
Interest receivable	16,496,983	10,416,096	6,622,971
Investments sold receivable	186,794	5,000	180,000
Income receivable — affiliated	384	215	—
Prepaid expenses	55,482	33,623	20,612
Other assets	112,035	80,604	—

Total assets	992,831,361	705,918,510	448,950,652

Accrued Liabilities

Bank overdraft	384	647	—
Investments purchased payable	12,574,170	314,877	196,798
Income dividends payable — Common Shares	3,786,014	2,347,295	1,525,753
Investment advisory fees payable	409,298	294,015	186,785
Officer’s and Directors’ fees payable	115,657	83,379	1,120
Interest expense and fees payable	96,893	98,833	54,524
Margin variation payable	82,312	44,062	28,125
Other accrued expenses payable	207,309	151,472	117,825

Total accrued liabilities	17,272,037	3,334,580	2,110,930

Other Liabilities

Trust certificates[3]	125,097,313	107,589,786	64,329,023

Total Liabilities	142,369,350	110,924,366	66,439,953

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	251,485,694	176,648,151	116,592,512

Net Assets Applicable to Common Shareholders	$598,976,317	$418,345,993	$265,918,187

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6]	$629,444,763	$427,068,944	$287,556,661
Undistributed net investment income	13,709,447	8,470,469	6,096,397
Accumulated net realized loss	(18,945,158)	(1,250,116)	(13,223,453)
Net unrealized appreciation/depreciation	(25,232,735)	(15,943,304)	(14,511,418)

Net Assets Applicable to Common Shareholders	$598,976,317	$418,345,993	$265,918,187

Net asset value per Common Share	$13.05	$13.72	$11.85

[1] Investments at cost — unaffiliated	$982,936,877	$706,155,471	$452,888,368

[2] Investments at cost — affiliated	$16,277,332	$4,098,484	$3,066,084

[3] Represents short-term floating rate certificates issued by TOBs.
[4] Preferred Shares outstanding:
Par value $0.05 per share	10,058	7,065	4,371

Par value $0.10 per share	—	—	292

[5] Preferred Shares authorized	13,720	10,000	6,400

[6] Common Shares outstanding, 200 million shares authorized, $0.10 par value	45,891,080	30,484,353	22,437,548

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	27

Statements of Operations

Year Ended April 30, 2011	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income

Interest	$54,526,241	$35,418,851	$22,628,789
Income — affiliated	23,810	18,820	8,268

Total income	54,550,051	35,437,671	22,637,057

Expenses

Investment advisory	4,978,559	3,581,194	2,281,238
Commissions for Preferred Shares	379,697	266,345	174,899
Professional	260,490	135,563	100,689
Accounting services	158,890	120,625	86,356
Transfer agent	85,812	59,538	51,656
Officer and Directors	81,965	58,514	31,100
Printing	46,121	52,955	26,214
Custodian	45,308	34,470	23,899
Registration	16,434	10,631	15,770
Miscellaneous	118,736	90,287	55,795

Total expenses excluding interest expense and fees	6,172,012	4,410,122	2,847,616
Interest expense and fees[1]	945,654	823,233	479,736

Total expenses	7,117,666	5,233,355	3,327,352
Less fees waived by advisor	(4,492)	(3,374)	(2,354)

Total expenses after fees waived	7,113,174	5,229,981	3,324,998

Net investment income	47,436,877	30,207,690	19,312,059

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	1,117,297	2,481,746	120,505
Financial futures contracts	15,906	(236,952)	(144,097)

	1,133,203	2,244,794	(23,592)

Net change in unrealized appreciation/depreciation on:
Investments	(38,682,450)	(30,327,363)	(19,651,031)
Financial futures contracts	(1,153,209)	(617,321)	(394,035)

	(39,835,659)	(30,944,684)	(20,045,066)

Total realized and unrealized loss	(38,702,456)	(28,699,890)	(20,068,658)

Dividends to Preferred Shareholders From

Net investment income	(1,436,987)	(1,106,520)	(559,128)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$7,297,434	$401,280	$(1,315,727)

[1]	Related to TOBs.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2011

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010

Operations

Net investment income	$47,436,877	$47,470,630	$30,207,690	$30,084,046
Net realized gain (loss)	1,133,203	(4,571,300)	2,244,794	(886,041)
Net change in unrealized appreciation/depreciation	(39,835,659)	102,778,505	(30,944,684)	38,430,188
Dividends to Preferred Shareholders from net investment income	(1,436,987)	(1,562,302)	(1,106,520)	(1,193,624)

Net increase in net assets applicable to Common Shareholders resulting from operations	7,297,434	144,115,533	401,280	66,434,569

Dividends to Common Shareholders From

Net investment income	(44,688,438)	(38,074,020)	(28,084,072)	(25,070,412)

Capital Share Transactions

Reinvestment of common dividends	5,759,400	976,688	868,555	—

Net Assets Applicable to Common Shareholders

Net increase (decrease) in net assets applicable to Common Shareholders	(31,631,604)	107,018,201	(26,814,237)	41,364,157
Beginning of year	630,607,921	523,589,720	445,160,230	403,796,073

End of year	$598,976,317	$630,607,921	$418,345,993	$445,160,230

Undistributed net investment income	$13,709,447	$12,398,563	$8,470,469	$7,532,809

	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010

Operations

Net investment income	$19,312,059	$19,621,434
Net realized loss	(23,592)	(1,652,401)
Net change in unrealized appreciation/depreciation	(20,045,066)	25,078,147
Dividends to Preferred Shareholders from net investment income	(559,128)	(620,113)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,315,727)	42,427,067

Dividends to Common Shareholders From

Net investment income	(18,056,525)	(16,294,309)

Capital Share Transactions

Reinvestment of common dividends	895,133	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(18,477,119)	26,132,758
Beginning of year	284,395,306	258,262,548

End of year	$265,918,187	$284,395,306

Undistributed net investment income	$6,096,397	$5,445,245

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	29

Statements of Cash Flows

Year Ended April 30, 2011	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities

Net increase (decrease) in net assets resulting from operations, excluding dividends to Preferred Shareholders	$8,734,421	$1,507,800	$(756,599)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	476,886	(563,244)	(272,696)
Increase in other assets	(19,114)	(12,902)	—
Decrease in prepaid expenses	19,932	10,262	10,592
(Increase) decrease in income receivable — affiliated	(33)	41	—
Increase in cash pledged as collateral for financial futures contracts	(845,000)	(455,000)	(290,000)
Decrease in investment advisory fees payable	(24,024)	(21,898)	(15,641)
Increase (decrease) in interest expense and fees payable	1,059	(8,561)	(8,670)
Decrease in other affiliates payable	(6,095)	(4,463)	(2,868)
Increase in other accrued expenses payable	72,907	66,780	31,021
Increase in margin variation payable	82,312	44,062	28,125
Increase in Officer’s and Directors’ fees payable	20,662	14,199	159
Net realized and unrealized gain on investments	37,584,267	27,858,519	19,530,526
Amortization of premium and accretion of discount on investments	153,927	(922,437)	(752,237)
Proceeds from sales of long-term investments	167,339,577	81,670,435	45,711,014
Purchases of long-term investments	(162,569,075)	(87,754,207)	(49,743,487)
Net proceeds from sales (purchases) of short-term securities	(20,550,436)	3,968,012	3,086,628

Cash provided by operating activities	30,472,173	25,397,398	16,555,867

Cash Used for Financing Activities

Cash receipts from trust certificates	14,308,690	7,063,409	2,199,490
Cash payments for trust certificates	(4,480,000)	(4,214,996)	(1,060,000)
Cash dividends paid to Common Shareholders	(38,621,440)	(27,134,904)	(17,134,223)
Cash dividends paid to Preferred Shareholders	(1,441,835)	(1,111,296)	(561,134)
Increase (decrease) in bank overdraft	(237,588)	389	—

Cash used for financing activities	(30,472,173)	(25,397,398)	(16,555,867)

Cash

Net change in cash	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	—	—	—

Cash Flow Information

Cash paid during the year for interest and fees	$944,595	$831,794	$488,406

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$5,759,400	$868,555	$895,133

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

			Period November 1, 2008 to, April 30, 2009
	Year Ended April 30,
				Year Ended October 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.87	$11.53	$10.70	$14.36	$14.98	$14.48

Net investment income[1]	1.04	1.04	0.49	1.03	1.05	1.08
Net realized and unrealized gain (loss)	(0.85)	2.17	0.77	(3.62)	(0.57)	0.61
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.03)	(0.04)	(0.27)	(0.28)	(0.25)
Net realized gain	—	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	0.16	3.18	1.22	(2.86)	0.20	1.44

Dividends and distributions to Common Shareholders from:
Net investment income	(0.98)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)
Net realized gain	—	—	—	—	—	(0.00)[2]

Total dividends and distributions to Common Shareholders	(0.98)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	0.00 [3]

Net asset value, end of period	$13.05	$13.87	$11.53	$10.70	$14.36	$14.98

Market price, end of period	$13.17	$13.70	$11.45	$9.66	$13.72	$15.76

Total Investment Return[4]

Based on net asset value	1.07%	28.44%	11.76%[5]	(20.69)%	1.40%	10.30%

Based on market price	3.27%	27.75%	22.93%[5]	(25.06)%	(7.91)%	18.33%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[6]	1.15%	1.14%	1.25%[7]	1.38%	1.23%	1.29%

Total expenses after fees waived[6]	1.15%	1.14%	1.24%[7]	1.38%	1.22%	1.29%

Total expenses after fees waived and excluding interest expense and fees[6,8]	0.99%	1.01%	1.09%[7]	1.06%	1.01%	1.01%

Net investment income[6]	7.64%	8.08%	9.20%[7]	7.65%	7.14%	7.35%

Dividends to Preferred Shareholders	0.23%	0.27%	0.74%[7]	1.99%	1.88%	1.71%

Net investment income to Common Shareholders	7.41%	7.81%	8.46%[7]	5.66%	5.26%	5.64%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$598,976	$630,608	$523,590	$484,945	$647,574	$672,367

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$251,450	$251,450	$271,500	$271,500	$343,000	$343,000

Portfolio turnover	16%	35%	7%	20%	18%	32%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$84,556	$87,701	$73,217	$69,695	$72,218	$74,034

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	31

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

			Period November 1, 2008 to, April 30, 2009
	Year Ended April 30,
				Year Ended October 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.63	$13.27	$11.68	$14.88	$15.32	$15.02

Net investment income[1]	0.99	0.99	0.46	0.97	0.97	0.99
Net realized and unrealized gain (loss)	(0.94)	1.23	1.51	(3.12)	(0.42)	0.37
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.04)	(0.04)	(0.27)	(0.30)	(0.27)
Net realized gain	—	—	—	(0.03)	—	—

Net increase (decrease) from investment operations	0.01	2.18	1.93	(2.45)	0.25	1.09

Dividends and distributions to Common Shareholders from:
Net investment income	(0.92)	(0.82)	(0.34)	(0.68)	(0.69)	(0.79)
Net realized gain	—	—	—	(0.07)	—	—

Total dividends and distributions to Common Shareholders	(0.92)	(0.82)	(0.34)	(0.75)	(0.69)	(0.79)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.00)[2]

Net asset value, end of period	$13.72	$14.63	$13.27	$11.68	$14.88	$15.32

Market price, end of period	$13.15	$14.48	$12.32	$10.90	$13.20	$14.48

Total Investment Return[3]

Based on net asset value	0.10%	17.12%	17.07%[4]	(16.79)%	2.00%	7.78%

Based on market price	(3.06)%	24.86%	16.47%[4]	(12.47)%	(4.26)%	7.22%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.21%	1.20%	1.43%[6]	1.76%	1.71%	1.76%

Total expenses after fees waived[5]	1.21%	1.20%	1.42%[6]	1.75%	1.71%	1.75%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.02%	1.02%	1.13%[6]	1.10%	1.04%	1.04%

Net investment income[5]	6.97%	6.98%	7.58%[6]	6.89%	6.46%	6.61%

Dividends to Preferred Shareholders	0.25%	0.28%	0.69%[6]	1.92%	2.01%	1.80%

Net investment income to Common Shareholders	6.72%	6.70%	6.89%[6]	4.97%	4.45%	4.81%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$418,346	$445,160	$403,796	$355,459	$452,657	$466,002

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$176,625	$176,625	$192,000	$192,000	$250,000	$250,000

Portfolio turnover	12%	19%	13%	20%	24%	33%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$84,217	$88,013	$77,582	$71,318	$70,282	$71,614

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

			Period November 1, 2008 to, April 30, 2009
	Year Ended April 30,
				Year Ended October 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$12.71	$11.55	$10.17	$13.17	$13.64	$13.36

Net investment income[1]	0.86	0.88	0.41	0.86	0.86	0.86
Net realized and unrealized gain (loss)	(0.89)	1.04	1.31	(3.00)	(0.46)	0.37
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.04)	(0.26)	(0.26)	(0.24)

Net increase (decrease) from investment operations	(0.05)	1.89	1.68	(2.40)	0.14	0.99

Dividends to Common Shareholders from net investment income	(0.81)	(0.73)	(0.30)	(0.60)	(0.61)	(0.71)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	0.00 [2]

Net asset value, end of period	$11.85	$12.71	$11.55	$10.17	$13.17	$13.64

Market price, end of period	$11.59	$12.52	$10.16	$8.75	$11.60	$12.93

Total Investment Return[3]

Based on net asset value	(0.36)%	17.15%	17.27%[4]	(18.42)%	1.39%	7.98%

Based on market price	(1.07)%	31.18%	19.90%[4]	(20.31)%	(5.79)%	6.34%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.21%	1.21%	1.52%[6]	1.80%	1.73%	1.66%

Total expenses after fees waived[5]	1.20%	1.21%	1.52%[6]	1.79%	1.72%	1.66%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.03%	1.04%	1.18%[6]	1.12%	1.06%	1.05%

Net investment income[5]	7.00%	7.13%	7.86%[6]	6.96%	6.39%	6.44%

Dividends to Preferred Shareholders	0.20%	0.23%	0.68%[6]	2.08%	1.97%	1.78%

Net investment income to Common Shareholders	6.80%	6.90%	7.18%[6]	4.88%	4.42%	4.66%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$265,918	$284,395	$258,263	$227,551	$294,661	$305,111

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$116,575	$116,575	$128,250	$128,250	$160,000	$160,000

Portfolio turnover	10%	25%	9%	17%	20%	37%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$82,031	$85,994	$75,349	$69,420	$71,065	$72,693

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Mary-land corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended April 30, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

34	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MYD	$237,355,438	$125,097,313	0.26% – 0.33%
MQY	$208,938,625	$107,589,786	0.24% – 0.41%
MQT	$122,637,017	$64,329,023	0.26% – 0.41%

For the year ended April 30, 2011, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MYD	$124,688,632	0.76%
MQY	$107,249,581	0.77%
MQT	$64,097,630	0.75%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts) the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the two years ended April 30, 2011, the period ended April 30, 2009 and the year ended October 31, 2008. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

ANNUAL REPORT	APRIL 30, 2011	35

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an agreement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2011

	Liability Derivatives

		MYD	MQY	MQT

	Statements of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*	$1,153,209	$617,321	$394,035

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2011

	Net Realized Gain (Loss) from

	MYD	MQY	MQT

Interest rate contracts: Financial futures contracts	$15,906	$(236,952)	$(144,097)

	Net Change in Unrealized Appreciation/Depreciation on

	MYD	MQY	MQT

Interest rate contracts:
Financial futures contracts	$(1,153,209)	$(617,321)	$(394,035)

For the year ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT

Financial futures contracts:
Average number of contracts sold	110	81	51
Average notional value of contracts sold	$13,006,881	$9,699,897	$6,117,008

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

36	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of the respective Fund’s average daily net assets. Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the period May 1, 2010 through December 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MYD	$12,968
MQY	$9,330
MQT	$5,945

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2011, were as follows:

	Purchases	Sales

MYD	$155,333,652	$164,398,577
MQY	$86,411,992	$81,551,151
MQT	$48,868,049	$45,714,544

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2011 attributable to amortization methods on fixed income securities and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT

Paid-in capital	—	$(103,427)	—
Undistributed net investment income	$(568)	$(79,438)	$(45,254)
Accumulated net realized loss	$568	$182,865	$45,254

The tax character of distributions paid during the fiscal years ended April 30, 2011 and April 30, 2010 was as follows:

	MYD	MQY	MQT

Tax-exempt income
4/30/2011	$46,034,397	$29,175,117	$18,615,653
4/30/2010	39,636,322	26,264,036	16,914,422
Ordinary income
4/30/2011	91,028	15,475	—

Total distributions
4/30/2011	$46,125,425	$29,190,592	$18,615,653

4/30/2010	$39,636,322	$26,264,036	$16,914,422

As of April 30, 2011, the tax components of accumulated net losses were as follows:

	MYD	MQY	MQT

Undistributed tax-exempt income	$13,423,349	$8,327,252	$5,707,344
Undistributed ordinary income	42,852	12,810	33,332
Capital loss carryforwards	(17,485,818)	(1,267,442)	(11,622,712)
Net unrealized losses*	(26,448,829)	(15,795,571)	(15,756,438)

Total	$(30,468,446)	$(8,722,951)	$(21,638,474)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the treatment of residual interests in tender option bond trusts and the deferral of compensation to directors.

ANNUAL REPORT	APRIL 30, 2011	37

Notes to Financial Statements (continued)

As of April 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	MYD	MQY	MQT

2012	—	—	$5,561,802
2016	$11,743,926	$346,339	493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689
2019	479,687	—	1,774,764

Total	$17,485,818	$1,267,442	$11,622,712

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after April 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counter-party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2011, MYD invested a significant portion of its assets in the Health sector. MQY and MQT each invested a significant portion of their assets in the County/City/Special District/School District and Transportation sectors. Changes in economic conditions affecting the Health, County/City/Special District/School District and Transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.05, except MQT Series D, which is $0.10. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

	2011	2010

MYD	421,588	77,563
MQY	59,095	—
MQT	70,618	—

Shares issued and outstanding remained constant for MQY and MQT for the year ended April 30, 2010.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

38	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of April 30, 2011:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

MYD	A	1,320	0.37%	28
	B	1,320	0.38%	28
	C	1,320	0.40%	28
	D	1,320	0.40%	28
	E	2,052	0.40%	7
	F	1,260	0.41%	7
	G	1,466	1.46%	7

MQY	A	1,413	0.37%	28
	B	1,413	0.40%	7
	C	1,413	0.40%	28
	D	1,413	0.41%	7
	E	1,413	1.46%	7

MQT	A	1,457	0.37%	28
	B	1,457	0.38%	28
	C	1,457	0.40%	7
	D	292	1.46%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MYD Series G, MQY Series E and MQT Series D) is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares of MYD Series G, MQY Series E and MQT Series D is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90% of the Kenney S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended April 30, 2011 were as follows:

	Series	Low	High	Average

MYD	A	0.37%	0.46%	0.42%
	B	0.35%	0.49%	0.42%
	C	0.38%	0.47%	0.45%
	D	0.38%	0.50%	0.46%
	E	0.35%	0.50%	0.42%
	F	0.37%	0.50%	0.43%
	G	1.43%	1.56%	1.48%

MQY	A	0.35%	0.47%	0.41%
	B	0.35%	0.50%	0.42%
	C	0.38%	0.50%	0.42%
	D	0.35%	0.50%	0.41%
	E	1.43%	1.56%	1.48%

MQT	A	0.35%	0.46%	0.40%
	B	0.37%	0.50%	0.42%
	C	0.35%	0.50%	0.41%
	D	1.43%	1.56%	1.48%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.56% for the year ended April 30, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

ANNUAL REPORT	APRIL 30, 2011	39

Notes to Financial Statements (concluded)

During the year ended April 30, 2010, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MYD	A	7/29/09	105	$2,625,000
	B	7/08/09	105	$2,625,000
	C	7/22/09	105	$2,625,000
	D	7/15/09	105	$2,625,000
	E	7/08/09	164	$4,100,000
	F	7/09/09	101	$2,525,000
	G	7/06/09	117	$2,925,000

MQY	A	8/04/09	123	$3,075,000
	B	7/14/09	123	$3,075,000
	C	7/17/09	123	$3,075,000
	D	7/10/09	123	$3,075,000
	E	7/06/09	123	$3,075,000

MQT	A	8/03/09	146	$3,650,000
	B	7/13/09	146	$3,650,000
	C	7/13/09	146	$3,650,000
	D	7/07/09	29	$725,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant during the year ended April 30, 2011.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 1, 2011 to Common Shareholders of record on May 16, 2011 as follows:

Common Dividend Per Share

MYD	$0.0825
MQY	$0.0770
MQT	$0.0680

The dividends declared on Preferred Shares for the period May 1, 2011 to May 31, 2011 were as follows:

	Series	Dividends Declared

MYD	A	$9,928
	B	$9,750
	C	$10,258
	D	$9,963
	E	$14,606
	F	$8,993
	G	$42,771

MQY	A	$10,287
	B	$10,275
	C	$10,614
	D	$9,877
	E	$41,222

MQT	A	$10,591
	B	$10,677
	C	$10,525
	D	$8,533

Each Fund will pay a net investment income dividend on July 1, 2011 to Common Shareholders of record on June 15, 2011 as follows:

Common Dividend Per Share

MYD	$0.0825
MQY	$0.0770
MQT	$0.0680

40	ANNUAL REPORT	APRIL 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2008 to April 30, 2009 and each of the three years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2011, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2008 to April 30, 2009, and each of the three years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 24, 2011

ANNUAL REPORT	APRIL 30, 2011	41

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MYD and MQY during the taxable year ended April 30, 2011:

MYD	Payable Date	Ordinary Income*

Common Shareholders	12/31/10	$0.001924

Preferred Shareholders:
Series A	12/15/10	$0.22
Series B	12/22/10	$0.22
Series C	12/08/10	$0.13
Series C	1/05/11	$0.09
Series D	12/01/10	$0.13
Series D	12/29/10	$0.10
Series E	12/08/10	$0.13
Series E	12/15/10	$0.09
Series F	12/09/10	$0.13
Series F	12/16/10	$0.09
Series G	12/13/10	$0.79

MYQ

Common Shareholders	12/31/10	$0.000487

Preferred Shareholders:
Series A	12/21/10	$0.06
Series B	12/07/10	$0.06
Series C	12/03/10	$0.06
Series D	12/03/10	$0.06
Series E	12/06/10	$0.21

*

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MYD and MQY during the taxable year ended April 30, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by MQT during the taxable year ended April 30, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

42	ANNUAL REPORT	APRIL 30, 2011

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Share-owner Services for MYD and MQT and Computershare Trust Company, N.A. for MQY (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV per share is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV per share is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon Share-owner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,Telephone: (866) 216-0242 for shareholders of MYD and MQT or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078,Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of MQY.

ANNUAL REPORT	APRIL 30, 2011	43

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chair of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Michael Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

44	ANNUAL REPORT	APRIL 30, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the Board of Directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			165 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			165 RICs consisting of 290 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	APRIL 30, 2011	45

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodians
The Bank of
New York Mellon[3]
New York, NY 10286

State Street Bank and
Trust Company[4]
Boston, MA 02111

Transfer Agent
Common Shares:
BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[4]
Providence, RI 02940

Auction Agent
Preferred Shares:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For MYD and MQT.

[4]	For MQY.

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Funds.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Funds.

Effective April 14, 2011, Michael Castellano became a Director of the Funds and a Member of the Audit Committee.

46	ANNUAL REPORT	APRIL 30, 2011

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2011	47

Additional Information (continued)

General Information

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MYD on August 4, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc., and certain of the directors, officers and portfolio managers of MYD (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to MYD and its Common Shareholders by redeeming Preferred Shares at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MYD as a result of the prior redemptions and injunctive relief preventing MYD from redeeming AMPS at their liquidation preference in the future. The Defendants believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board approvals on page 49, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

48	ANNUAL REPORT	APRIL 30, 2011

Additional Information (continued)

Board Approval

On September 1, 2010, the Board of Directors (the “Boards”) of MQT and MQY (the “Funds”) approved changes to certain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the Fund’s investment advisor (the “Manager”), to manage the Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Board approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Funds will not be required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Fund invests. The Board believes that the amended investment policy is in the best interests of each Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. The new investment policy cannot assure that each Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010.

The Manager has been gradually repositioning each Fund’s portfolio over time, and during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time the repositioning of each Fund’s portfolio is still taking place, and the Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

The approved changes did not alter any Fund’s investment objective.

ANNUAL REPORT	APRIL 30, 2011	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	ANNUAL REPORT	APRIL 30, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-4/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Fund, Inc.	$37,500	$36,400	$3,500	$3,500	$21,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Fund, Inc.	$24,600	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adivser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2011.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc. (“BlackRock”) and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	68	0	0	0	0	0
	$19.06 Billion	$0	$0	$0	$0	$0
Walter O’Connor	68	0	0	0	0	0
	$19.06 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that portfolio managers may manage certain accounts that are subject to performance fees.  In addition, portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock. Messrs. Jaeckel and O’Connor has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. All of the portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of April 30, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001 - $500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2011